TILSON INVESTMENT TRUST
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                                TILSON FOCUS FUND
                              TILSON DIVIDEND FUND
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                                   SUPPLEMENT

                               Dated April 4, 2006


This Supplement to the Prospectus ("Prospectus") dated February 28, 2006 for the Tilson Focus Fund and the Tilson Dividend Fund ("Funds"), each a series of Tilson Investment Trust ("Trust"), updates the Prospectus to revise the information for the Tilson Focus Fund as described below. Together, the Funds' Prospectus dated February 28, 2006 and this supplement constitute the Funds' current Prospectus. For further information, please contact the Funds toll-free at 1-888-4TILSON (1-888-484-5766). You may also obtain additional copies of the Funds' Prospectus and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

o The following paragraph replaces the "Structure of the Variable Advisory Fee" section found on page 11 of the Prospectus in its entirety:

          Structure of the Variable Advisory Fee

          The Variable Advisory Fee is comprised of two separate component fees:
          (i) a fixed rate fee of 1.50% of the average daily net assets of the Focus Fund ("Fulcrum Fee") and (ii) a performance incentive fee as set forth below ("Performance Fee").

          The Performance Fee functions as an adjustment to the Fulcrum Fee and is based on the Focus Fund's performance relative to the performance of the Dow Jones Wilshire 5000 (Full Cap) Index, a broad-based, unmanaged index of 5,000 different stocks ("Wilshire 5000 Index"), over a 12-month rolling measuring period ("Measuring Period"), as such performance is calculated based on closing values of the Wilshire 5000 Index as presented by third-party pricing services authorized by the Board of Trustees of the Trust ("Trustees"). The Measuring Period operates such that when each subsequent calendar month is added to the Measuring Period on a rolling basis, the earliest calendar month in the previous Measuring Period is dropped. For example, on April 1, 2006, the relevant Measuring Period would be from April 1, 2005 through March 31, 2006 and on May 1, 2006, the relevant Measuring Period would be from May 1, 2005 through April 30, 2006. Thus, the Performance Fee, and in turn the Variable Advisory Fee, will periodically increase or decrease depending on how well the Focus Fund performs relative to the Wilshire 5000 Index for the Measuring Period. In the event the performance information for the Wilshire 5000 Index is no longer available then a comparable index, as determined by the Trustees, shall be used.











          Investors Should Retain This Supplement for Future Reference
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